Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone
215-659-7588 fax
www.kns.com

Exhibit 99.1

Kulicke & Soffa Corrects Previously Announced Results for its Fourth Quarter and Fiscal Year 2009

Fort Washington, PA – December 16, 2009 – On November 19, 2009, Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) (the “Company”) issued a press release announcing its financial results for its fourth fiscal quarter and for its fiscal year ended October 3, 2009.  Subsequent to the issuance of its press release, the Company identified an error in calculating income tax expense included in net income for the Company’s fourth fiscal quarter.  The correction of the error reduced income tax expense by $750,000, which resulted in an increase to net income after tax of $750,000, and increased other assets by $750,000.

For the fourth fiscal quarter 2009, the Company’s corrected income from continuing operations of $7.2 million, or $0.10 per diluted share, resulted in an increase of $0.01 per share from the per share amount previously announced on November 19, 2009.  On a non-GAAP basis* for the fourth fiscal quarter of 2009, the Company’s corrected income from continuing operations of $10.9 million, or $0.16 per diluted share, resulted in an increase of $0.02 per share.  Net revenue from continuing operations of $110.5 million is unchanged.

For fiscal 2009, the Company’s corrected loss from continuing operations of $58.0 million, or $0.93 per diluted share, resulted in an increase of $0.02 per share from the previously announced per share amount. On a non-GAAP basis*, the Company’s corrected loss from continuing operations of $49.4 million, or $0.79 per diluted share, resulted in an increase of $0.02 per share.  Net revenue from continuing operations of $225.2 million is unchanged.

*Non-GAAP measures from continuing operations exclude: equity-based compensation; amortization of intangibles; severance; Switzerland pension plan curtailment; tax settlement; U.S. pension plan termination; impairment of goodwill; facilities contractual commitments; gain on extinguishment of debt; other tax adjustments and related tax effects on non-GAAP adjustments (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Discussion of Non-GAAP Measures

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results

The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

- Equity-based compensation expenses. The Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and performance-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	U.S. pension plan termination

•	Debt extinguishment

•	Amortization of intangibles

•	Severance

•	Goodwill impairment

•	Facilities contractual commitments

•	Switzerland pension plan curtailment

•	Tax settlements

•	Other tax adjustments

- Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense, adjusted for discrete quarterly items, by the GAAP operating income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income, net margin, and EPS. The Company calculates these measures as follows:

—Gross Profit.     K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

—Gross Margin.     K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

—Net Income (Loss) and Earnings per Share.     K&S non-GAAP net income (loss) and EPS exclude equity-based compensation, amortization of intangibles, severance, facilities contractual commitments, Switzerland pension plan curtailment, goodwill impairment, U.S pension plan termination, tax settlements, debt extinguishment, other tax adjustments and related tax effects on non-GAAP adjustments.

—Net Margin.     K&S non-GAAP net margin reflects the Company’s net margin excluding equity-based compensation, amortization of intangibles, severance, facilities contractual commitments, Switzerland pension plan curtailment, goodwill impairment, U.S pension plan termination, tax settlements, debt extinguishment, other tax adjustments and related tax effects on non-GAAP adjustments.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Contacts:

Tom Johnson
Director – Investor Relations & Corporate Communications
Kulicke & Soffa
P: 215.784.6411
F: 215.784.6167
tjohnson@kns.com

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	September 27,	October 3,	September 27,	October 3,
	2008	2009	2008	2009

Net revenue	$61,230	$110,516	$328,050	$225,240

Cost of sales	36,364	63,315	194,257	136,397

Gross profit	24,866	47,201	133,793	88,843

Selling, general and administrative	22,304	26,600	89,356	106,175
Research and development	14,683	12,561	59,917	53,483
Impairment of goodwill	-	-	-	2,709
U.S. pension plan termination	-	-	9,152	-

Total operating expenses	36,987	39,161	158,425	162,367

Income (loss) from operations	(12,121)	8,040	(24,632)	(73,524)

Interest income	1,004	84	4,732	1,106
Interest expense	(892)	(620)	(3,499)	(2,601)
Gain on extinguishment of debt	-	-	170	3,965

Income (loss) from continuing operations	(12,009)	7,504	(23,229)	(71,054)
before income taxes

Income tax (benefit) expense	(992)	285	(3,610)	(13,029)

Income (loss) from continuing operations	(11,017)	7,219	(19,619)	(58,025)

Income (loss) from discontinued operations, net of tax	6,408	(716)	23,441	22,011

Net income (loss)	$(4,609)	$6,503	$3,822	$(36,014)

Income (loss) per share from continuing operations:
Basic	$(0.21)	$0.11	$(0.37)	$(0.93)
Diluted	$(0.21)	$0.10	$(0.37)	$(0.93)

Income per share from discontinued operations:
Basic	$0.12	$(0.01)	$0.44	$0.35
Diluted	$0.12	$(0.01)	$0.44	$0.35

Net income (loss) per share:
Basic	$(0.09)	$0.10	$0.07	$(0.58)
Diluted	$(0.09)	$0.09	$0.07	$(0.58)

Weighted average shares outstanding:
Basic	53,621	65,754	53,449	62,188
Diluted	53,621	70,082	53,449	62,188

Equity-based compensation expense included in continuing operations:
Cost of sales	$65	$25	$252	$64
Selling, general and administrative	513	401	3,711	649
Research and development	192	199	1,442	674
Total	$770	$625	$5,405	$1,387

	Three months ended		Twelve months ended
	September 27,	October 3,	September 27,	October 3,
Additional financial data:	2008	2009	2008	2009

Depreciation and amortization
Continuing operations	$2,336	$5,861	$9,080	$22,233
Discontinued operations	$241	$-	$968	$-

Capital expenditures
Continuing operations	$1,544	$865	$7,850	$5,264
Discontinued operations	$32	$-	$151	$-

	September 27,	October 3,
	2008	2009

Backlog of orders
Continuing operations	$50,000	$42,000
Discontinued operations	$22,000	$-

Number of employees
Continuing operations	2,496	2,202
Discontinued operations	293	-

Note – Statements of operations and additional financial data reflect the sale of the company's Wire business as a discontinued operation.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 27,	October 3,
	2008	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$144,932	$144,560
Restricted cash	35,000	281
Short-term investments	6,149	-
Accounts and notes receivable, net of allowance for doubtful
accounts of $1,376 and $1,378 respectively	56,643	95,779
Inventories, net	27,236	41,489
Prepaid expenses and other current assets	18,729	11,566
Deferred income taxes	2,118	1,786
Current assets of discontinued operations	127,958	-

TOTAL CURRENT ASSETS	418,765	295,461

Property, plant and equipment, net	36,900	36,046
Intangible assets	386	48,656
Goodwill	2,709	26,698
Other assets	5,468	6,215
Non-current assets of discontinued operations	32,909	-

TOTAL ASSETS	$497,137	$413,076

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$72,412	$48,964
Accounts payable	25,028	39,908
Accrued expenses and other current liabilities	27,255	32,576
Income taxes payable	569	1,612
Current liabilities of discontinued operations	34,411	-

TOTAL CURRENT LIABILITIES	159,675	123,060

Long term debt	175,000	110,000
Other liabilities	37,780	10,273
Deferred income taxes	21,591	16,282
Other liabilities of discontinued operations	624	-

TOTAL LIABILITIES	394,670	259,615

SHAREHOLDERS' EQUITY
Common stock, no par value	295,841	383,417
Treasury stock, at cost	(46,118)	(46,356)
Accumulated deficit	(149,465)	(185,479)
Accumulated other comprehensive income	2,209	1,879

TOTAL SHAREHOLDERS' EQUITY	102,467	153,461

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$497,137	$413,076

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	September 27, 2008	October 3, 2009	September 27, 2008	October 3, 2009

Net cash provided by (used in) operating activities, continuing operations	$1,999	$(10,161)	$26,936	$(51,406)
Net cash provided by (used in) operating activities, discontinued operations	3,020	(417)	1,126	(2,116)
Net cash provided by (used in) operating activities	$5,019	$(10,578)	$28,062	$(53,522)

Net cash provided by (used in) investing activities, continuing operations	(24,155)	1,441	(29,599)	(51,453)
Net cash provided by (used in) investing activities, discontinued operations	(37)	-	(193)	149,857
Net cash provided by (used in) investing activities	$(24,192)	$1,441	$(29,792)	$98,404

Net cash provided by (used in) financing activities	5	38,865	(3,282)	(45,439)
Effect of exchange rate changes on cash and cash equivalents	(96)	145	(627)	185
Changes in cash and cash equivalents	$(19,264)	$29,873	$(5,639)	$(372)
Cash and cash equivalents, beginning of period	164,196	114,687	150,571	144,932
Cash and cash equivalents, end of period	$144,932	$144,560	$144,932	$144,560

Short-term investments	6,149	-	6,149	-
Restricted cash	35,000	281	35,000	281
Total Cash, cash equivalents, restricted cash and short-term investments	$186,081	$144,841	$186,081	$144,841

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
(In thousands)
(Unaudited)

Fiscal 2009:
		Expendable
	Equipment	Tools
Three months ended October 3, 2009	Segment	Segment	Consolidated

Net revenue	$92,356	$18,160	$110,516
Cost of sales	56,270	7,045	63,315
Gross profit	36,086	11,115	47,201
Operating expenses	32,958	6,203	39,161
Income from continuing operations	$3,128	$4,912	$8,040

Fiscal year ended October 3, 2009

Net revenue	$170,536	$54,704	$225,240
Cost of sales	111,103	25,294	136,397
Gross profit	59,433	29,410	88,843
Operating expenses	135,465	24,193	159,658
Impairment of goodwill	2,709	-	2,709
Income (loss) from continuing operations	$(78,741)	$5,217	$(73,524)

Fiscal 2008:

		Expendable
	Equipment	Tools
Three months ended September 27, 2008	Segment	Segment	Consolidated

Net revenue	$46,958	$14,272	$61,230
Cost of sales	28,949	7,415	36,364
Gross profit	18,009	6,857	24,866
Operating expenses	31,234	5,753	36,987
Income (loss) from continuing operations	$(13,225)	$1,104	$(12,121)

Fiscal year ended September 27, 2008

Net revenue	$271,019	$57,031	$328,050
Cost of sales	165,499	28,758	194,257
Gross profit	105,520	28,273	133,793
Operating expenses	122,302	26,971	149,273
U.S. pension plan termination	9,152	-	9,152
Income (loss) from continuing operations	$(25,934)	$1,302	$(24,632)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended	Three months ended	Twelve months ended	Twelve months ended
	September 27,	October 3,	September 27,	October 3,
	2008	2009	2008	2009

	(GAAP results)

Net revenue	$61,230	$110,516	$328,050	$225,240
Gross profit	24,866	47,201	133,793	88,843
Income (loss) from operations	(12,121)	8,040	(24,632)	(73,524)
Net income (loss) from continuing operations	(11,017)	7,219	(19,619)	(58,025)

Weighted average shares outstanding, continuing operations
Basic	53,621	65,754	53,449	62,188
Diluted	53,621	70,082	53,449	62,188

Net income (loss) per share from continuing operations
Basic	$(0.21)	$0.11	(0.37)	$(0.93)
Diluted	$(0.21)	$0.10	(0.37)	$(0.93)

	(Non-GAAP measures)

Net revenue	$61,230	$110,516	$328,050	$225,240
Gross profit	24,931	47,226	134,045	88,907
Income (loss) from operations	(11,310)	12,275	(9,889)	(47,011)
Net income (loss) from continuing operations	(10,273)	10,933	(9,573)	(49,354)

Weighted average shares outstanding, continuing operations
Basic	53,621	65,754	53,449	62,188
Diluted	53,621	70,082	53,449	62,188

Net income (loss) per share from continuing operations
Basic	$(0.19)	$0.17	$(0.18)	$(0.79)
Diluted	$(0.19)	$0.16	$(0.18)	$(0.79)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2009:

Three months ended October 3, 2009
	(GAAP results)

Net revenue	$92,356	$18,160	$110,516
Gross profit	36,086	11,115	47,201
Income from operations	3,128	4,912	8,040

	(Non-GAAP measures)

Net revenue	$92,356	$18,160	$110,516
Gross profit	36,107	11,119	47,226
Income from operations	6,605	5,670	12,275

Fiscal year ended October 3, 2009
	(GAAP results)

Net revenue	$170,536	$54,704	$225,240
Gross profit	59,433	29,410	88,843
Income (loss) from operations	(78,741)	5,217	(73,524)

	(Non-GAAP measures)

Net revenue	$170,536	$54,704	$225,240
Gross profit	59,519	29,388	88,907
Income (loss) from operations	(59,773)	12,762	(47,011)

Fiscal 2008:

Three months ended September 27, 2008
	(GAAP results)

Net revenue	$46,958	$14,272	$61,230
Gross profit	18,009	6,857	24,866
Income (loss) from operations	(13,225)	1,104	(12,121)

	(Non-GAAP measures)

Net revenue	$46,958	$14,272	$61,230
Gross profit	18,043	6,888	24,931
Income (loss) from operations	(12,631)	1,321	(11,310)

Fiscal year ended September 27, 2008
	(GAAP results)

Net revenue	$271,019	$57,031	$328,050
Gross profit	105,520	28,273	133,793
Income (loss) from operations	(25,934)	1,302	(24,632)

	(Non-GAAP measures)

Net revenue	$271,019	$57,031	$328,050
Gross profit	105,657	28,388	134,045
Income (loss) from operations	(12,474)	2,585	(9,889)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Three months ended		Twelve months ended		Twelve months ended
	September 27,	% of	October 3,	% of	September 27,	% of	October 3,	% of
	2008	Revenue	2009	Revenue	2008	Revenue	2009	Revenue

Net revenue (GAAP results)	$61,230		$110,516		$328,050		$225,240
Net revenue (Non-GAAP measures)	61,230		110,516		328,050		225,240

Gross profit (GAAP results)	24,866	40.6%	47,201	42.7%	133,793	40.8%	88,843	39.4%
- Equity-based compensation expense	65		25		252		64
Gross profit (Non-GAAP measures)	24,931	40.7%	47,226	42.7%	134,045	40.9%	88,907	39.5%

Loss from operations (GAAP results)	(12,121)	-19.8%	8,040	7.3%	(24,632)	-7.5%	(73,524)	-32.6%
- Equity-based compensation expense	770		625		5,405		1,387
- Severance plan	-		1,229		-		8,351
- Impairment of goodwill	-		-		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Switzerland pension plan curtailment	-		-		-		(1,446)
- Tax settlement expense	-		(400)		-		1,812
- U.S. pension plan termination	-		-		9,152		-
- Amortization of intangibles	41		2,781		186		11,092
Income (loss) from operations (Non-GAAP measures)	(11,310)	-18.5%	12,275	11.1%	(9,889)	-3.0%	(47,011)	-20.9%

Net loss (GAAP results)	(11,017)	-18.0%	7,219	6.5%	(19,619)	-6.0%	(58,025)	-25.8%
- Equity-based compensation expense	770		625		5,405		1,387
- Severance plan	-		1,229		-		8,351
- Impairment of goodwill	-		-		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Switzerland pension plan curtailment	-		-		-		(1,446)
- Tax settlement expense	-		(400)		-		1,812
- U.S. pension plan termination	-		-		9,152		-
- Amortization of intangibles	41		2,781		186		11,092
- Gain on extinguishment of debt	-		-		(170)		(3,965)
- Tax settlement benefit	-		-		-		(12,154)
- Other tax adjustments	-		-		-		(1,047)
- Tax effect of non-GAAP adjustments	(67)		(521)		(4,527)		(676)
Net income (loss) (Non-GAAP measures)	(10,273)	-16.8%	10,933	9.9%	(9,573)	-2.9%	(49,354)	-21.9%

Weighted average shares outstanding, continuing operations (GAAP & Non-GAAP)
Basic	53,621		65,754		53,449		62,188
Diluted	53,621		70,082		53,449		62,188

Net income (loss) per share from continuing operations (GAAP results)
Basic	$(0.21)		$0.11		$(0.37)		$(0.93)
Diluted	$(0.21)		$0.10		$(0.37)		$(0.93)

Adjustments to net income per share
Basic	$0.02		$0.06		$0.19		$0.14
Diluted	$0.02		$0.06		$0.19		$0.14

Net income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$(0.19)		$0.17		$(0.18)		$(0.79)
Diluted	$(0.19)		$0.16		$(0.18)		$(0.79)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2009:

Three months ended October 3, 2009

Net revenue (GAAP results)	$92,356		$18,160		$110,516
Net revenue (Non-GAAP measures)	92,356		18,160		110,516

Gross profit (GAAP results)	36,086	39.1%	11,115	61.2%	47,201
- Equity-based compensation expense	21		4		25
Gross profit (Non-GAAP measures)	36,107	39.1%	11,119	61.2%	47,226

Income from operations (GAAP results)	3,128	3.4%	4,912	27.0%	8,040
- Equity-based compensation expense	536		89		625
- Severance plan	817		412		1,229
- Tax settlement expense	-		(400)		(400)
- Amortization of intangibles	2,124		657		2,781
Income from operations (Non-GAAP measures)	6,605	7.2%	5,670	31.2%	12,275

Fiscal year ended October 3, 2009

Net revenue (GAAP results)	$170,536		$54,704		$225,240
Net revenue (Non-GAAP measures)	170,536		54,704		225,240

Gross profit (GAAP results)	59,433	34.9%	29,410	53.8%	88,843
- Equity-based compensation expense	86		(22)		64
Gross profit (Non-GAAP measures)	59,519	34.9%	29,388	53.7%	88,907

Income (loss) from operations (GAAP results)	(78,741)	-46.2%	5,217	9.5%	(73,524)
- Equity-based compensation expense	1,218		169		1,387
- Severance plan	5,858		2,493		8,351
- Impairment of goodwill	2,709		-		2,709
- Facilities contractual commitments	2,165		443		2,608
- Switzerland pension plan curtailment	(1,446)		-		(1,446)
- Tax settlement expense	-		1,812		1,812
- Amortization of intangibles	8,464		2,628		11,092
Income (loss) from operations (Non-GAAP measures)	(59,773)	-35.1%	12,762	23.3%	(47,011)

Fiscal 2008:

Three months ended September 27, 2008

Net revenue (GAAP results)	$46,958		$14,272		$61,230
Net revenue (Non-GAAP measures)	46,958		14,272		61,230

Gross profit (GAAP results)	18,009	38.4%	6,857	48.0%	24,866
- Equity-based compensation expense	34		31		65
Gross profit (Non-GAAP measures)	18,043	38.4%	6,888	48.3%	24,931

Income (loss) from operations (GAAP results)	(13,225)	-28.2%	1,104	7.7%	(12,121)
- Equity-based compensation expense	553		217		770
- Amortization of intangibles	41		-		41
Income (loss) from operations (Non-GAAP measures)	(12,631)	-26.9%	1,321	9.3%	(11,310)

Fiscal year ended September 27, 2008

Net revenue (GAAP results)	$271,019		$57,031		$328,050
Net revenue (Non-GAAP measures)	271,019		57,031		328,050

Gross profit (GAAP results)	105,520	38.9%	28,273	49.6%	133,793
- Equity-based compensation expense	137		115		252
Gross profit (Non-GAAP measures)	105,657	39.0%	28,388	49.8%	134,045

Income (loss) from operations (GAAP results)	(25,934)	-9.6%	1,302	2.3%	(24,632)
- Equity-based compensation expense	4,122		1,283		5,405
- U.S. pension plan termination	9,152		-		9,152
- Amortization of intangibles	186		-		186
Income (loss) from operations (Non-GAAP measures)	(12,474)	-4.6%	2,585	4.5%	(9,889)